Exhibit 99.6

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Financial Statements

As of September 30, 2025 and December 31, 2024,

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Restricted cash	$116,741	$18,825
Accounts receivable	27,363	12,848
Inventory	37,955	33,865
Prepaid expenses	15,380	15,481
Assets from risk management activities	21,673	44,254
Other current assets	4,102	149
Total current assets	223,214	125,422

Property, plant, and equipment	733,160	732,820
Accumulated depreciation	(57,889)	(38,918)
Property, plant, and equipment, net	675,271	693,902

Assets from risk management activities, long term	11,334	27,803
Total assets	$909,819	$847,127

Liabilities and Member's Equity

Current liabilities:
Current portion of long-term debt	$9,212	$-
Accounts payable and accrued expenses	42,230	28,993
Accounts payable - affiliate	603	603
Liabilities from risk management activities	22,362	35,611
Total current liabilities	74,407	65,207

Long term debt	632,760	-
Liabilities from risk management activities, long term	23,025	14,795
Asset retirement obligations	2,128	2,006
Deferred Taxes	452	354
Total liabilities	732,772	82,362

Member's equity	177,047	764,765

Total liabilities and member's equity	$909,819	$847,127

See accompanying notes to the interim condensed consolidated financial statements

 LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Operations

(Unaudited)

(In thousands)

	Three months ended	Nine months ended	Three months ended	Nine months ended
	September 30, 2025	September 30, 2025	September 30, 2024	September 30, 2024
Revenues:
Energy revenues	$103,532	$264,490	$78,823	$223,594
Gain on risk management activities	96,171	157,810	186,322	242,347
Total revenues	199,703	422,300	265,145	465,941

Operating expenses:
Fuel and transportation	69,872	195,513	44,306	125,223
Loss on risk management activities	7,925	15,534	5,629	16,168
Operating and maintenance	19,157	75,255	23,022	57,123
General and administrative	1,614	4,155	1,698	4,778
Depreciation	6,332	18,971	6,302	18,853
Accretion	41	122	38	113
Total operating expenses	104,941	309,550	80,995	222,258

Operating income	94,762	112,750	184,150	243,683

Interest expense, net	(13,673)	(16,802)	(11,266)	(33,204)
Income before income taxes	81,089	95,948	172,884	210,479

Income tax expense (benefit)	541	1,289	(97)	1,588

Net income	$80,548	$94,659	$172,981	$208,891

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Member's Equity

(Unaudited)

(In thousands)

Total
member's
equity
Balances at December 31, 2023	$502,056

Net income	191,565
Capital contribution	389,104
Distributions	(317,960)
Balances at December 31, 2024	$764,765

Balances at June 30, 2024	$347,565

Net income	172,981
Distributions	(5,499)
Balances at September 30, 2024	$515,047

Balances at December 31, 2023	$502,056

Net income	208,891
Capital contribution	825
Distributions	(196,725)
Balances at September 30, 2024	$515,047

Balances at June 30, 2025	$96,499

Net income	80,548
Balances at September 30, 2025	$177,047

Balances at December 31, 2024	$764,765

Net income	94,659
Capital contribution	11,525
Distributions	(693,902)
Balances at September 30, 2025	$177,047

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three months ended	Nine months ended	Three months ended	Nine months ended
	September 30, 2025	September 30, 2025	September 30, 2024	September 30, 2024
Cash flows from operating activities:
Net income	$80,548	$94,659	$172,981	$208,891
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,332	18,971	6,302	18,853
Amortization of deferred financing cost	738	983	534	3,893
Deferred taxes	(47)	98	-	(35)
Accretion	41	122	38	114
Risk management activities	21,494	34,031	(92,632)	(59,401)
Change in assets and liabilities:
Increase in accounts receivable	(3,556)	(14,515)	(202)	(25,679)
(Increase) decrease in inventory and capital spares	662	(4,301)	(403)	2,629
(Increase) decrease in prepaid expenses	(790)	101	326	(6,236)
Increase in other current assets	(3,569)	(3,953)	(2,932)	(5,002)
Decrease in accounts payable - affiliate	-	-	442	391
(Decrease) increase in accounts payable and accrued expenses	(779)	13,237	20,297	24,316
Net cash provided by operating activities	101,074	139,433	104,751	162,734

Cash flows from investing activites:
Capital expenditures	-	(129)	(4)	(1,555)
Net cash used in investing activities	-	(129)	(4)	(1,555)

Cash flows from financing activities:
Proceeds from issuance of short term debt	-	-	-	2,000
Principal payments on short term debt	(6,500)	-	-	(2,000)
Proceeds from issuance of long term debt	-	650,000	-	149,000
Principal payments on long term debt	-	-	(9,922)	(11,421)
Debt issuance costs	-	(9,011)	-	-
Capital contributions	-	11,525	-	825
Distributions	-	(693,902)	(5,499)	(196,725)
Net cash used in financing activities	(6,500)	(41,388)	(15,421)	(58,321)

Net change in restricted cash	94,574	97,916	89,326	102,858
Restricted cash, beginning of period	22,167	18,825	31,019	18,559
Restricted cash, end of period	$116,741	$116,741	$120,345	$121,417

Supplemental disclosure of cash flow information:
Cash paid for interest	$12,944	$15,903	$9,992	$16,258

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(1)	Organization

Linebacker Power Funding, LLC (the Company), a Delaware limited liability company, was formed on April 18, 2023 to own and finance three natural gas-fired plants (the Generation Facilities), providing 2,020 megawatts of power in the Electric Reliability Council of Texas, Inc (ERCOT). The Company is owned by Linebacker Power Holdings, LLC (Holdings). Holdings is wholly-owned by Linebacker Power, LLC (Linebacker). Linebacker is owned by LS Power Equity Partners IV, LP (Equity Partners).

On October 3, 2024, the interests in the Company were contributed to Thunder Generation Funding, LLC (Thunder), a limited liability company formed on June 26, 2024.

On May 12, 2025, a definitive purchase and sale agreement was executed with NRG Energy, Inc. for the sale of the Company. The transaction is subject to customary closing conditions and regulatory approvals.

These condensed consolidated financial statements reflect the three months and nine months ended September 30, 2025 and September 30, 2024.

The Generation Facilities owned by the Company are described below:

Year
Entity	Location	Size	operational	Type
Jack County Power, LLC	Jacksboro, TX	1,237 MW	2005-2011	Combined Cycle
Johnson County Power, LLC	Cleburne, TX	266 MW	1997-2005	Combined Cycle
R.W. Miller Power, LLC	Palo Pinto, TX	517 MW	1968-1994	Simple & Combined Cycle

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The interim condensed consolidated financial statements of Linebacker Power Funding, LLC have been prepared by us, without audit, in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Certain information and footnote disclosures normally included in annual financial statements have been condensed or omitted as permitted by such rules and regulations. All normal recurring adjustments have been included, and intercompany transactions have been eliminated in the interim condensed and consolidated financial statements. Management believes the disclosures are adequate to present fairly the financial position, results of operations, and cash flows at the dates and for the periods presented. These interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes for the year ended December 31, 2024, and December 31, 2023. Results for interim periods are not necessarily indicative of those to be expected for the fiscal year.

These condensed consolidated financial statements and notes reflect the Company’s evaluation of events occurring subsequent to the condensed consolidated balance sheets date through November 14, 2025, the date the condensed consolidated financial statements were issued.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(b)	Use of Estimates

Management makes estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and reported amounts of revenues and expenses to prepare the condensed consolidated financial statements in conformity with U.S. GAAP. The most significant of these estimates and assumptions relate to the valuation of acquired assets, derivative instruments, and asset retirement obligations. Actual results could differ materially from those estimates.

(c)	Restricted Cash

Restricted cash consists of amounts that are restricted under the terms of certain financing agreements from transfer or dividend until such time as certain conditions are met. Such restricted cash is used primarily for operating expenses and debt service.

(d)	Income Taxes

The Company has been organized as a limited liability company and is treated as a disregarded entity for federal and state income tax purposes. Therefore, no federal and state income taxes other than Texas Gross Margin Tax (Margin Tax) are assessed at the entity level. Deferred taxes recorded on the accompanying balance sheets arise from Gross Margin Tax temporary differences associated with unrealized gains and losses on the Company’s energy risk management activities.

The Company, in accordance with ASC 740, Income Taxes, performs the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are ‘‘more likely than not’’ of being sustained by the applicable tax authority.

Tax positions not deemed to meet the more likely than not threshold would be derecognized and recorded as a tax benefit or expense in the current period. However, the Company’s conclusions regarding these uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analysis of tax laws, regulations and interpretations thereof.

(3)	Select Balance Sheet Information

(a)	Inventory

As of September 30, 2025, fuel oil was $12.1 million, natural gas was $4.5 million and spare parts inventory was $21.4 million. As of December 31, 2024, fuel oil was $12.7 million, natural gas was $3.0 million and spare parts inventory was $18.2 million.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(b)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. As of September 30, 2025, and December 31, 2024, Property, plant and equipment, net consisted of the following (in thousands):

	September	December
	30, 2025	31, 2024
Plant and equipment	$728,326	$728,206
Land	2,700	2,700
Computer software and hardware	1,930	1,914
Office furniture & fixtures	161	-
Vehicles	43	-
Total property, plant and equipment	733,160	732,820
Accumulated depreciation	(57,889)	(38,918)
Property, plant and equipment, net	$675,271	$693,902

For the three and nine months periods ended September 30, 2025, depreciation expense for property, plant and equipment was $6.3 million and $19.0 million, respectively. For the three and nine months ended September 30, 2024, depreciation expense for property, plant and equipment was $6.3 million and $18.9 million, respectively.

(c)	Asset Retirement Obligation

As of September 30, 2025 and December 31, 2024, the Company had a liability of $2.1 million and $2.0 million, respectively, for asset retirement obligations on the accompanying condensed consolidated balance sheets to provide for the future removal and disposal of hazardous waste from the Generation Facilities. For the three month and nine month periods ended September 30, 2025, Accretion expense was $41 thousand and $122 thousand, respectively. For the three month and nine month periods ended September 30, 2024, Accretion expense was $38 thousand and $113 thousand, respectively.

(4)	Revenue Recognition

Electric energy revenue is recognized upon transmission to the customers and consists of both physical and financial transactions. Physical transactions or the sale of generated electricity to meet supply are recorded on a gross basis in the accompanying consolidated statement of operations, in accordance with ASC 606, Revenue from Contracts with Customers. Financial transactions used to hedge the sale of electricity are recorded net within revenues in the consolidated statements of operations in accordance with ASC 815,

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

Derivatives and Hedging. The Company has elected to apply the practical expedient to recognize revenue in the amount it has the right to invoice for energy revenue, as this represents the value transferred to customers.

(5)	Facility and Contract Commitments

(a)	Energy Management Agreement

For the three month and nine month periods ended September 30, 2025 and 2024, the Company incurred costs under the Energy Management Agreement (EMA) of $300 thousand and $900 thousand, respectively, which are recorded under General and administrative expenses in the accompanying condensed consolidated statements of operations. The characteristics and details of the EMA remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

(b)	Operation and Maintenance Agreement

For the three month and nine month periods ended September 30, 2025, the Company incurred fixed costs under the operation and maintenance agreements of $365 thousand and $1.2 million, respectively, which are recorded under General and administrative expenses, and incurred $4.4 million and $13.1 million, respectively, of other labor costs, which are recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and nine month periods ended September 30, 2024, the Company incurred fixed costs under the operation and maintenance agreements of $383 thousand and $1.2 million, respectively, which are recorded under General and administrative expenses, and incurred $3.8 million and $12.0 million, respectively, of other labor costs, which are recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

(c)	Gas Transportation and Storage Agreements

For the three month and nine month periods ended September 30, 2025, the Company incurred costs of $5.5 million and $16.6 million respectively, and for the three month and nine month periods ended September 30, 2024, the Company incurred costs of $4.1 million and $12.2 million respectively, under the gas transportation and storage agreements, which are reflected as a component of Fuel and transportation expenses on the accompanying condensed consolidated statements of operations. As of September 30, 2025 and September 30, 2024, the Company has $2.9 million and $2.5 million, respectively, in LOCs outstanding related to the gas transportation and storage agreements. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(d)	Electric Interconnection Agreement

The Company has an interconnection agreement with ERCOT to connect the Generation Facilities to the electrical power grid.

(e)	Long Term Service Agreement

Johnson and Siemens Energy, Inc. (Siemens) are parties to a long-term service agreement (Johnson LTSA) which provides outage procedures, program management services, and other maintenance services and parts for the covered units. The Johnson LTSA expires on December 31, 2040. The quarterly variable payments under the Johnson LTSA are deferred as prepaid expenses until the planned outage maintenance occurs, at which time, the cost of the planned maintenance outage will be expensed. The Company also pays an annual fixed fee subject to escalation, which is expensed.

For the three month and nine month periods ended September 30, 2025, the Company made prepayments under the Johnson LTSA of $329 thousand and $904 thousand, respectively. For the three month and nine month periods ended September 30, 2024, the Company made prepayments under the Johnson LTSA of $445 thousand and $953 thousand, respectively. For the three month and nine month periods ended September 30, 2025, the Company expensed $46 thousand and $2.7 million, respectively, related to the Johnson LTSA, recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and nine month periods ended September 30, 2024, the Company expensed $44 thousand and $133 thousand, respectively, related to the Johnson LTSA. The cumulative payments made have exceeded the cumulative costs and accordingly the net excess is reflected as a component of Prepaid expenses in the accompanying consolidated balance sheets as of September 30, 2025 and December 31, 2024, in the amounts of $475 thousand and $2.1 million, respectively.

Jack and GE International (GE) are parties to a long-term service agreement (Jack LTSA) which provides certain maintenance services and parts for the covered units. The Jack LTSA expires on December 31, 2033. The quarterly variable payments under the Jack LTSA are deferred as prepaid expenses until the planned outage maintenance occurs, at which time, the cost of the planned maintenance outage will be expensed. The Company also pays an annual fixed fee subject to escalation, which is expensed.

For the three month and nine month periods ended September 30, 2025, the Company made prepayments under the Jack LTSA of $1.3 million and $3.2 million, respectively. For the three month and nine month periods ended September 30, 2024, the Company made prepayments under the Jack LTSA of $1.1 million and $3.1 million, respectively. For the three month and nine month periods ended September 30, 2025, the Company expensed $157 thousand and $472 thousand, respectively, related to the Jack LTSA, recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and nine month periods ended September 30, 2024, the Company expensed $157 thousand and $472 thousand, respectively, related to the Jack LTSA. The cumulative payments made have exceeded the cumulative costs and accordingly the net excess is reflected as a component of Prepaid expenses in the accompanying consolidated balance sheets as of September 30, 2025 and December 31, 2024, in the amounts of $9.5 million and $6.3 million, respectively.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(6)	Financing Arrangements

The company’s financing arrangements consisted of the following as of September 30, 2025 (in thousands):

September 30,
Loan agreement	2025
Term Loan	$650,000
Less: unamortized debt issuance and deferred financing costs	(8,028)
Total debt	641,972
Less: current portion	(9,212)
Long term debt	632,760

(a)	Credit Agreement

On June 29, 2023 the Company executed a credit agreement with a group of lenders (the Credit Agreement). The Credit Agreement consists of the following:

a)	a $390 million term facility (Term Loan)

b)	a $35 million revolving facility (Revolving Facility)

c)	a $45 million Letter of Credit facility (LC Facility)

On October 3, 2024, the Company received a capital contribution of $389.1 million from Thunder. This capital contribution was specifically designated for and utilized in the repayment of the Company’s outstanding Term Loan, at which time the Credit Agreement was terminated.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(b)	New Credit Agreement

On June 9, 2025, the Company entered into a credit agreement (the New Credit Agreement) with a group of lenders. The New Credit Agreement consists of the following:

(a)	a $650 million term loan (New Term Loan),

(b)	a $50 revolving facility (New Revolving Facility),

(c)	a $50 million Letter of Credit facility (New LC Facility)

The interest rate in effect as of September 30, 2025 for the New Revolving Facility was 7.4%.

The amortization of the debt issuance and deferred financing costs is reflected as a component of interest expense, net on the accompanying condensed consolidated statements of operations. For the three and nine months ended September 30, 2025, amortization of these costs totaled $738 thousand and $983 thousand, respectively.

As of September 30, 2025, a LOC was issued in the amount of $30.1 million. This LOC satisfies the debt service reserve requirement.

As of September 30, 2025, the Company had $50 million available under the New Revolving Facility.

(7)	Derivative Instruments and Hedging Activities

The Company enters into interest rate swaps to reduce its exposure to market risks from changing interest rates and commodity derivatives to reduce its exposure to market fluctuations of energy and natural gas prices. The Company is a party to the following derivative instruments:

(a)	Commodity Derivatives

The Company entered into various energy related derivatives to manage the commodity price risk associated with power revenues and fuel costs, including:

a)	Power Swap Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk associated with changes in the ERCOT power prices.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

b)	Gas Swap Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk at multiple delivery points associated with changes in fuel prices.

Fair Value Measurements

The following tables set forth by level within the fair value hierarchy the assets and liabilities of the Company that were accounted for at fair value on a recurring basis as of September 30, 2025 and September 30, 2024. These assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. The three levels of the fair value hierarchy defined by ASC 820, Fair Value Measurements and Disclosures, are as follows:

•	Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and agreement prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace.

•	Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value.

The following table presents assets and liabilities measured and recorded at fair value on the Company’s condensed consolidated balance sheets and their level within the fair value hierarchy as of September 30, 2025 and December 31, 2024 (in thousands):

	Fair value as of September 30, 2025
	Level 1	Level 2	Level 3	Total
Commodity Derivatives- assets	$-	33,007	-	33,007
Commodity Derivatives- liabilities	-	(45,387)	-	(45,387)
Derivative Instruments assets (net)	$-	(12,380)	-	(12,380)

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

	Fair value as of December 31, 2024
	Level 1	Level 2	Level 3	Total
Commodity Derivatives- assets	$-	72,057	-	72,057
Commodity Derivatives- liabilities	-	(50,406)	-	(50,406)
Derivative Instruments assets (net)	$-	21,651	-	21,651

For the period ended September 30, 2025 and for the period ended December 31, 2024, the Company did not have any transfers between Levels 1, 2, or 3.

The following tables present information concerning the impact of derivative instruments on the accompanying condensed consolidated balance sheet and condensed consolidated statement of operations.

Impact of Derivative Instruments on the Accompanying Condensed Consolidated Balance Sheet

The following table presents the classifications and fair value of derivative instruments on the accompanying condensed consolidated balance sheets as of September 30, 2025 and December 31, 2024 (in thousands):

		September	December 31,
Derivatives not designated as hedging activities:		30, 2025	2024
Commodity derivatives	Assets from risk-management activities - short term	$21,673	44,254
Commodity derivatives	Assets from risk-management activities - long term	11,334	27,803
Commodity derivatives	Liabilities from risk-management activities - short term	(22,362)	(35,611)
Commodity derivatives	Liabilities from risk-management activities - long term	(23,025)	(14,795)
Total derivatives not designated as hedging activities		(12,380)	21,651
Total derivatives, net (liability) asset		$(12,380)	21,651

Impact of Derivative Instruments on the Accompanying Condensed Consolidated Statements of Operations

The following table presents the classification and amount of the gains and losses on derivative instruments in the accompanying condensed consolidated statements of operations for the period ended September 30, 2025 and for the period ended September 30, 2024.

The impact of derivative instruments that have not been designated as hedging instruments (in thousands):

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

		Amount of gain (loss) in income on
		derivatives
	Location of gain (loss) recognized	Three-months ended	Nine-months ended
Instrument	in income on derivatives	September 30, 2025	September 30, 2025
Derivatives not designated as hedges
Commodity derivatives - power	Gain on risk management activities	$96,171	157,810
Commodity derivatives - gas	Loss on risk management activities	(7,925)	(15,534)
Total net gain in income on derivatives		$88,246	142,276

		Amount of gain (loss) in income on
		derivatives
	Location of gain (loss) recognized	Three-months ended	Nine-months ended
Instrument	in income on derivatives	September 30, 2024	September 30, 2024
Derivatives not designated as hedges
Commodity derivatives - power	Gain on risk management activities	$186,322	242,347
Commodity derivatives - gas	Loss on risk management activities	(5,629)	(16,168)
Interest rate swap	Interest expense net	(1,875)	(804)
Total net gain in income on derivatives		$178,818	225,375

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

Offsetting of Derivative Assets and Liabilities

The Company has not elected to present derivative assets and liabilities on the balance sheet by offsetting amounts that could be netted pursuant to agreements with the Company’s counterparties.

The following tables present the gross and net derivative assets and liabilities and shows the effect if the offsetting amounts were shown net pursuant to agreements with the Company’s counterparties on the accompanying condensed consolidated balance sheets for the period ended September 30, 2025 and for the period ended December 31, 2024 (in thousands):

	Gross amounts
	not offset in
	financial	Offsetting amounts	Net amount
	statements as of	of derivative	after offset as of
	September 30,	instruments as of	September 30,
	2025	September 30, 2025	2025
Assets from risk management activities	$33,007	(28,157)	4,850
Liabilities from risk management activities	(45,387)	28,157	(17,230)
	$(12,380)	-	(12,380)

	Gross amounts
	not offset in
	financial	Offsetting amounts	Net amount
	statements as of	of derivative	after offset as of
	December 31,	instruments as of	December 31,
	2024	December 31, 2024	2024
Assets from risk management activities	$72,057	(48,099)	23,958
Liabilities from risk management activities	(50,406)	48,099	(2,307)
	$21,651	-	21,651

(8)	Related Party Transactions

The Company receives certain overhead administrative and management services from an affiliate. These costs are not allocated to the Company. All other costs related to the operation and management of the Generation Facilities are reflected in the accompanying condensed consolidated statements of operations.

Certain derivative instruments are entered into by an affiliate on behalf of the Company and have been recorded in the condensed consolidated financial statements of the Company.

(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and nine months ended September 30, 2025 and September 30, 2024

(Unaudited)

(In thousands)

(9)	Member’s Equity

Profits, losses, and distributions are allocated in accordance with the provisions of the Company’s Limited Liability Company agreement. For the three months period ended September 30, 2025, the Company did not make a distribution. For the nine months period ended September 30, 2025, the Company made a distribution in the amount of $693.9 million. For the three months period ended September 30, 2024, the Company made a distribution in the amount of $5.5 million, consisting of $5.5 million from excess cash flows from operations. For the nine months period ended September 30, 2024, the Company made a distribution in the amount of $196.7 million, consisting of $182.3 million from the financing of the Credit Agreement and $14.4 million from excess cash flows from operations. For the three months period ended September 30, 2025, the Company did not receive a contribution. For the nine months period ended September 30, 2025, the Company received a contribution of $11.5 million. For the three months period ended September 30, 2024, the Company did not receive a contribution. For the nine months period ended September 30, 2024, the Company received a contribution of $825 thousand.

(10)	Commitments and Contingencies

The Company enters into contracts in the ordinary course of business that contain various representations, warranties, indemnifications, and guarantees. Some of the agreements contain indemnities that cover the other party’s negligence or limit the other party’s liability with respect to third-party claims, in which event the Company effectively indemnifies the other party. While there is the possibility of a loss related to such representations, warranties, indemnifications, and guarantees in the contracts and such loss could be significant, the Company considers the probability of loss to be remote.

The Company, from time to time, is a party to certain other claims arising in the ordinary course of business. The Company is of the opinion that final disposition of these claims will not have a material adverse effect on the Company’s financial position, results of operations, or cash flows.